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                                  Exhibit 23(a)







                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference and use of our report, dated February 15, 2002, (which report is included in Item 8 of the Annual Report on Form 10-K of CNB Corporation for the year ended December 31, 2001) in CNB Corporation's Form S-8 for the 1996 Stock Option Plan.


                                           /s/ Crowe, Chizek and Company LLP

                                           Crowe, Chizek and Company LLP

South Bend, Indiana
September 27, 2002




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